OTHER NON-CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Other non-current assets:
Rent and property management deposits		¥ 55,607	¥ 48,434
Housing loans made to employees		25,849	29,893
Prepayment for equipment and leasehold improvement		14,506	13,089
Pledge loans to employees		10,276	11,346
Other loans to employees		7,421	7,197
Others		7,858	12,041
Total other non-current assets	$ 17,455	¥ 121,517	¥ 122,000